ADVANCED SERIES TRUST
AST T. Rowe Price Large-Cap Growth Portfolio

Supplement dated June 6, 2022 to the           Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST T. Rowe Price Large-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

New Subadvisory Arrangements, Strategy Changes, and Name Change

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) adding Jennison Associates LLC, ClearBridge Investments, LLC, and Massachusetts Financial Services Company as subadvisers to the Portfolio, to serve alongside T. Rowe Price Associates, Inc.; (ii) changing the name of the Portfolio to the “AST Large-Cap Growth Portfolio”; (iii) changing the investment objective of the Portfolio; and (iv) revising the investment strategy of the Portfolio. These changes are expected to become effective on June 13, 2022.

To reflect these changes, the Summary Prospectus relating to the Portfolio is hereby revised as follows, effective June 13, 2022:

A.	All references in the Summary Prospectus to “AST T. Rowe Price Large-Cap Growth Portfolio” are hereby changed to “AST Large-Cap Growth Portfolio.”
B.

The description of the Portfolio’s principal investment objective in the “INVESTMENT OBJECTIVE” section of the Summary Prospectus is hereby deleted and replaced with the following description: The investment objective of the Portfolio is to seek long-term growth of capital.

C.

The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies. Large companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $14 billion as of March 31, 2022, and the largest company by market capitalization was approximately $2.8 trillion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Subadvisers generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may at times invest significantly in certain sectors, such as the technology sector.

D.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick Babich	Portfolio Manager	June 2022
AST Investment Services, Inc.		Jeffrey Peasley	Portfolio Manager	June 2022
	ClearBridge Investments, LLC	Peter Bourbeau	Portfolio Manager	June 2022
		Margaret Vitrano	Portfolio Manager	June 2022
	Massachusetts Financial Services Company	Eric Fischman	Portfolio Manager	June 2022
		Paul Gordon	Portfolio Manager	June 2022
		Bradford Mak	Portfolio Manager	June 2022
	T. Rowe Price Associates, Inc.	Taymour R. Tamaddon, CFA	Portfolio Manager	January 2017
	Jennison Associates LLC	Blair Boyer	Managing Director, Co-Head of Large Cap Growth Equity and Large Cap Growth Equity Portfolio Manager	June 2022
		Michael A. Del Balso	Managing Director and Large Cap Growth Equity Portfolio Manager	June 2022
		Rebecca Irwin	Managing Director and Large Cap Growth Equity Portfolio Manager	June 2022
		Natasha Kuhlkin, CFA	Managing Director, Large Cap Growth Equity Portfolio Manager and Research Analyst	June 2022
		Kathleen A. McCarragher	Managing Director, Head of Growth Equity and Large Cap Growth Equity Portfolio Manager	June 2022

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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